UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 6, 2006

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains the company’s press release dated June 6, 2006 and certain presentation materials for the IBM Global Briefing in India on June 6, 2006. Attachment II contains supplementary materials about non-GAAP financial measures in the presentation materials. Attachments I and II are hereby furnished.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 6, 2006
	By:	/s/ Andrew Bonzani
Andrew Bonzani
Vice President,
Assistant General Counsel &
Assistant Secretary

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ATTACMENT I

IBM Chairman & CEO Announces Plans To Triple Investment in India Over Next 3 Years

Bangalore, India — June 6, 2006 — The chairman and chief executive officer of IBM, Samuel J. Palmisano, speaking to the largest-ever gathering of IBM employees in India, today announced IBM expects to nearly triple its investment in India over the next three years.

Mr. Palmisano spoke before 10,000 employees gathered in Bangalore and via satellite to thousands of other employees in Delhi, Mumbai, Kolkata and Pune. With 43,000 employees in 14 cities, India is IBM’s largest country organization outside the U.S.

Present at the Bangalore meeting was Dr. A.P.J. Abdul Kalam, the President of India.

“India and other emerging economies are an increasingly important part of IBM’s global success,”  Mr. Palmisano said. “If you are not here in India, making the right investments and finding and developing the best employees and business partners, then you won’t be able to combine the skills and expertise here with skills and expertise from around the world, in ways that can help our clients be successful. I’m here today to say that IBM is not going to miss this opportunity.  In the next three years, we will triple our investment in India — from $2 billion over the last three years to nearly $6 billion in the next three years.  That investment will ensure that we make the most of the opportunities to grow this marketplace, while it also enables IBM to fulfill its vision to become a globally integrated company.”

Also in attendance during Mr. Palmisano’s meeting with IBM India employees were Wall Street analysts, who were attending IBM’s first-ever financial analyst meeting in India, Karnataka Governor T.N. Chaturvedi and Karnataka Chief Minister H.D. Kumaraswamy.

As immediate steps in its increased investment in India, IBM is:

— establishing the first in a new breed of Service Delivery Centers in Bangalore, deploying new processes and technology that will greatly automate IT service delivery to provide clients with enhanced flexibility and increased worldwide access to skills, service offerings and continuous availability at lower cost.

— creating the IBM Systems & Technology Group (STG) Innovation, Development and Executive Briefing Center in Bangalore, focused on IBM infrastructure solutions, technologies and innovations and providing performance benchmarking, testing, data migration and competency building capabilities.

— locating a Telecommunications Research & Innovation Center at its India Research Lab that will serve as a key resource to IBM’s telecommunications clients around the world.

—  increasing the capabilities and staff of the High Performance On Demand Solutions Lab in Bangalore, a specialized software and services lab driving automation and virtualization of complex  IT infrastructures.

— inaugurating “The Great Mind Challenge”, which is designed to improve the software development skills of Indian students as they work to solve issues facing businesses today.

Advanced Global Services Delivery Network

IBM has formed a new Global Delivery Research and Development organization that pairs researchers from its eight worldwide labs with services delivery experts to reinvent service delivery for IT by creating a virtual global delivery platform unifying IBM’s entire network of IT delivery centers. Standard processes and greatly increased automation distribute work seamlessly among the global centers, providing unprecedented levels of reliability for clients via automatic back-up capability. In addition, the automation of service delivery will allow IBM to scale without adding

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new resources, dramatically lowering costs by reducing the dependence on labor for low-level tasks, such as remote systems monitoring.

This work is being piloted at IBM’s Global Service Delivery Center in Bangalore, which runs, not just monitors, IT operations from India for more than 225 clients worldwide, providing high-value complex services, including security and network operations, server and storage management, and hosting.

The new technologies being deployed in India will be rolled out to IBM services centers worldwide in Boulder, Colorado, U.S.; Bratislava, Slovakia; Brno, Czech Republic; Buenos Aires, Argentina; Dublin, Ireland; Hortolândia, Brazil; Johannesburg, South Africa; Shenzhen, People’s Republic of China; and Székesfehérvár, Hungary.

This network of Global Delivery Centers is a key component in IBM’s strategy to apply innovation to continually enhance its services delivery model that goes beyond simply lower costs to provide clients with high-value business solutions.

IBM STG Innovation, Development and Executive Briefing Center

The IBM STG Innovation, Development and Executive Briefing Center will provide a one-stop shop for clients to learn about IBM infrastructure solutions and technologies, as well as perform benchmarks for IBM System and Storage products, including proof-of-concept, scaling and performance as well as data migration. The new center will work closely with the STG Development Lab, which is located in the same building.

The center also will focus on Linux competency as IBM increases its focus on Linux in India. Earlier this year, IBM announced greater collaboration with the open source community to improve the development of general Linux kernel functionality. India already has IBM’s third largest population of Linux developers. The new center will work closely with the Linux Technology Center, which has been operating in Bangalore since 1999.

The IBM STG Innovation, Development and Executive Briefing Center also will coordinate the development of skills and competencies in IBM hardware and software solutions for IBM Business Partners and ISVs as it provides support leading to additional sales.

Telecommunications Research & Innovation Center

The Telecommunications Research & Innovation Center at the India Research Lab in Delhi, one of  eight IBM research labs around the world, is the latest in a series of industry-specific initiatives designed to tap relevant IBM Research technologies and expertise for collaborative projects with clients and business partners.

The center will focus on such areas as advanced analytics to identify useful information from telecom call center records, network management technologies for improved transaction process monitoring and technologies to allow telecom companies to offer location-based services to their customers.

Located in labs where concentrations of technologies and expertise reside, the local Research team actually serves as both a global resource for a specific industry as well as a conduit for clients and partners into IBM Research at large. With more than 3,000 scientists, IBM Research helps businesses, governments and other organizations differentiate themselves in their respective fields through innovation.

High Performance On Demand Solutions Lab

The High Performance On Demand Solutions Lab (HiPODs), the first-of-its-kind lab in India, connects IBM’s top consultants, developers, engineers and researchers in India and around the world, culminating in the most comprehensive skills and resources available in the industry today. IBM will further enhance its ability to leverage the best of Indian talent and IBM’s global innovation leadership by increasing staffing of the lab.

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Customers bring their applications to this dynamic infrastructure lab to validate their performance, scalability and solutions needs before deploying them in a business environment. The specialists at the HiPODS team then work with the customers to tune their application to facilitate optimal performance. The lab was inaugurated in February 2006 and already has worked with more than 40 customers to transform and support their business critical activities.

The lab and other IBM HiPODS Labs located in various regions of the world are responsible for facilitating billions of transactions every day from the company’s many high-volume customer engagements.

The Great Mind Challenge

As part of its Academic Initiative in India, IBM, along with IBM Business Partners, will launch “The Great Mind Challenge” in which students at the country’s engineering schools will develop software based on various project scenarios. Mentors from IBM will work with the students, and there also will be a series of training sessions as students learn how to collaborate to solve business problems. The top 20 projects will be put on the Internet to be used without charge by end users and IBM Business Partners. The program will begin June 15 and continue through the end of this year.

This Challenge is an outgrowth of IBM’s efforts to collaborate with local governments and university students to create a repository of innovative solutions that are available free to government agencies, solution providers and academia.

Project INVITE (Initiative to Nurture a Vibrant Information Technology Ecosystem), another offering through IBM’s Academic Initiative, already has created more than 25  e-governance solutions and projects developed on open source software and open standard technologies. More than 3,400 students across 155 institutions across India have participated in Project INVITE since it began in June 2005. By involving university students, the initiative seeks to help universities keep their IT curricula current and responsive to the needs of the Indian job market.

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Samuel J. Palmisano

IBM Chairman and Chief Executive Officer

Final Remarks, as Prepared

IBM Global Briefing

Bangalore, India

June 6, 2006

Good afternoon, ladies and gentlemen, and may I once again welcome you, officially, to Bangalore, and to this global briefing for IBM investors.

We knew before we left home that this would be no ordinary event. And what we witnessed this morning — an event showcasing the remarkable innovations being generated by this dynamic economy — was extraordinary indeed.

As you heard this morning, IBM India has grown to become the number one IT company in India, in terms of domestic revenue, and the largest multinational employer in the country, with some 43,000 IBM colleagues at work in our systems, software and services businesses. These IBMers serve a rapidly expanding domestic market — the IT industry here is growing 13 percent a year.

But even more importantly, they are also part of a new kind of organization that isn’t designed simply country-by-country, but on a truly planet-wide model. As BusinessWeek recently reported, Bangalore has become the epicenter for some of IBM’s most important global projects.

And that, in turn, is the real message of this conference — and why we’re holding it here. The location is India ... but the focus is the entire world. The subject is

IBM ... but the lessons are about the emerging, innovation-based global economy.

Obviously, we didn’t need to bring you all to India just to tell you about IBM. Nor did we need the occasion of an IBM business overview to arrange a guided tour of Bangalore. The reason it was important to open up this specific exchange of views in this particular place is that we believe the meeting’s location will affect the nature of the discussion. Hearing directly from Asia-based thinkers, CEOs, scholars and officials — and putting them together with those who analyze the industries in which IBM participates — will, we think, produce a different kind of exchange .... on both sides.

+ + + + +

As I have reported to you, several years ago we predicted several fundamental shifts in the information technology industry and in the global business environment. We took a series of actions to take advantage of those shifts. Now, you are seeing the benefits of these actions in our results. They position us to deliver on our business model on a sustainable basis, and they also give us greater flexibility to focus on growth and profit opportunities.

Let me highlight three of these fundamental shifts.

The first is the bifurcation of the IT industry, brought about by the relentless cycle of innovation and commoditization. Some companies have chosen to compete on price, speed and efficiency. That’s tough — and it gets tougher every day, with ongoing consolidation and commoditzation in some industry segments. IBM has chosen to compete on our capacity for high-value innovation. We believe this is a better long-term bet.

You know that IBM is today the world leader in servers, in middleware, and IT services and consulting. In each of those businesses, we have dramatically shifted from commoditizing segments toward higher-value businesses with better profit opportunities. You’ve seen the changes in our business portfolio, where we divested of businesses that thrived during the PC Era — hard disk drives, panels, and eventually, PCs themselves — and strengthened our position in higher-growth, higher-value segments. Through organic investment, divestitures and acquisitions, we have fundamentally remade our company.

As a result of these shifts, coupled with innovations in our operations, we have improved our gross profit margins over the past five years. Our GPM improved 3.2 points last year alone. And IBM’s margin today is at a nine-year high, and we remain intently focused on our margins going forward.

Our cash story is also compelling.

Management view of cash generated from each dollar of revenue has increased nearly 50 percent in the last 6 years. Today over 10 percent of every dollar of revenue is available for new investment, in addition to our capital expenditures, or distribution to shareholders.

The second basic shift is globalization. We began a couple of years ago to transform IBM into a globally integrated enterprise — a transformation that entailed a restructuring of our operations to enable us to draw more efficiently on our global resources, and to capitalize on opportunities in emerging growth markets.

We began with our restructuring in Europe, where we implemented the most extensive changes to our management system in nearly 50 years. We eliminated layers of bureaucracy and moved more resources out into local markets, closer to our clients.

Our leaner management system, coupled with solid execution and a slowly improving business environment, is enabling us to compete more effectively in the European markets. We’re beginning to see the benefits of these initiatives.

At the same time, across IBM we have taken core processes and functions that were once managed regionally, shifted them to an integrated model and manage them globally. We have improved responsiveness to our clients through new ways to bring together sales support. We call these “deal hubs,” and in the parts of Europe where we tried them out, our win rates improved dramatically. We are currently rolling them out around the world. As a matter of fact, we launched our first deal hub in India just yesterday.

In aggregate, these changes have flattened hierarchies, eliminated redundancies and improved productivity. They have also given us much greater flexibility to locate business functions where the necessary skills reside, and to redeploy people and teams wherever market opportunities dictate. As one recent example, John Paterson, IBM’s chief procurement officer, will be re-locating from Somers, New York, to Shenzhen, China, and will run our global procurement operations from there.

We have tripled the number of people working in or serving markets such as China, India, Brazil and Russia — surging economies where our business, excluding PCs, grew 23 percent last year.

I refer to all of this activity as “lowering the center of gravity of the company.”  The reason we can do this — the reason we’re able to undertake this redistribution of decision-making and operations — is because of the new, fully networked, global computing environment that makes this kind of integration possible.

That’s the third major shift in the world’s business environment that I referred to earlier — the shift to a post-PC, networked computing environment, one that has evolved beyond communications and trading into a true business platform.

The Internet today is a network of more than a billion people and hundreds of billions of things — embedded objects and intelligent devices, all interconnected and integrated thanks to open standards and technologies such as Linux and web services. This platform is what enables the globally integrated enterprise to emerge, and it is giving rise to all manner of new business services and applications, developed for and delivered via the Net.

IBM is a leader in the technologies, systems, integration software and collaborative solutions that drive and sustain this vital platform for global business.

Finally, all of these macro-trends — the onrush of commoditization; the emergence of the globally integrated enterprise; and the move to a networked computing and business platform — told us that our clients would place a premium on two related priorities: integration and innovation. And from this recognition, we have crafted what is perhaps IBM’s strongest competitive advantage — and one that is unique to IBM.

The integration of technology with business design has become a competitive necessity in the 21st century. As new technologies get infused into every aspect of business and society, organizations have no choice but to engage. The integration of business and technology is also the source of innovation — which business and government leaders recognize as the surest path to survival and growth in an intensely competitive global market.

Innovation today goes beyond novel products and services. It involves every aspect of the enterprise — from business processes and business models, to management systems, culture and policies.

In a global survey conducted by IBM’s business consulting unit earlier this year, 83 percent of CEOs said they were focused on business model innovation. Driving their interest was the fear that business model innovation by their competitors could radically change their industry’s landscape.

That’s the ‘stick’ driving businesses to undertake comprehensive, enterprise-wide innovation. The ‘carrot,’ the glass-half-full part of this historical moment, is that an incredible array of new capabilities has come of age — embedded technology, pervasive connectivity, supercomputing, the ability to extract insight from oceans of information, global skill and scale — all of this is available to every business and institution.

When we say “It’s a great time to be an innovator,” this is why.

+ + + + +

As a result of all the actions we have taken, IBM has emerged as a more productive, more profitable company than we were just a few years ago, with continuing strong cash flow and a sharper focus on the high-value opportunities of our industry.

As you know, IBM today is built on three major business units — services, software and systems — and our ability to integrate the capabilities of these businesses for our clients.

During the course of the day tomorrow, you will hear from the leaders of each of these lines of business about their strategies and business models. In addition, they will highlight how they work together to integrate IBM for clients, and they will describe the new opportunities we are pursuing to grow our company.

In services,  as you know, we’ve been adjusting our strategy to address the shift to smaller-sized opportunities. At the same time, we’re continuing our aggressive advance into the high-growth marketplace for business performance services, or BPS. This is the business of applying technology expertise and global economies of scale to transform and run business processes for our clients — everything from supply chain, to human resources, to logistics and more. Last year, our BPS revenue increased 28 percent, to $4 billion.

We recently created a new unit, led by Erich Clementi, to consolidate and accelerate our efforts in BPS, including a promising new opportunity to deliver more standardized business processing services, mainly to smaller enterprises. Erich and Mike Daniels will tell you about their business model and the strategic shifts they are pursuing.

In software, we have been focusing our internal R&D and acquisitions to strengthen our capability in the high-growth middleware segment. Last year, we improved our competitive position in all five of our key middleware brands. Significantly, for the first time, more than half of our software revenue came from these strategic middleware products. This mix enables our software group to deliver its business model with more consistency.

As our success in middleware proves, companies are looking for open, standards-based software solutions to help integrate their IT systems and dissolve the barriers that impede the flow of information within the enterprise. There is a simultaneous shift underway toward service-oriented architecture — or “SOA” — which enables companies to be much more flexible and responsive. As the global leader in middleware, IBM is in a strong position to capitalize on the SOA software and services opportunity, which over the next two years is expected to more than double, to $143 billion.

Our strategy in our systems business is to continue to gain share, as we have done the last five years.

In addition, our systems business is pursuing a growth strategy around core technologies and R&D collaboration with clients.

As you know, we made a strategic play in consumer electronics to be a provider of high-value components and design services, as opposed to end-user products. Our focus on core components is generating double-digit growth in microelectronics. Revenue from our 300-millimeter wafer products grew more than 250 percent in the fourth quarter of 2005, and another 200 percent in the first quarter of this year. Our Cell technology has made a clean sweep of the industry’s three major game platforms. And the broad potential of IBM’s Cell and POWER microprocessors — in healthcare, defense systems, consumer electronics and many other fields — is very promising.

This is not simply an OEM business. This is about collaborating with the R&D operations of our clients. You will recall that we created our Engineering & Technology Services business in 2003 to pursue these opportunities. More recently, we combined this business with our microelectronics business, technology development and manufacturing, intellectual property operations and our OEM sales to create a new unit called Technology Collaboration Solutions. This unit, led by Adalio Sanchez, is designed to capitalize on the growing demand for collaborative innovation. You’ll hear more about this from Adalio and Bill Zeitler tomorrow.

+ + + + +

When you step back and look at our major businesses and how we have reshaped them over the past decade, I think a couple of points stand out.

First, our services, software and systems and hardware/financing businesses are evenly balanced in terms of profit contribution to IBM. Each of these three units represents a mix of emerging, high-growth businesses and more mature, slower-growing, but highly profitable businesses —  which generate substantial cash and fuel our investments in new market opportunities.

These businesses are also vital to our clients. In many cases they are the foundation of our strongest relationships. From these relationships we are expanding our business into emerging spaces.

Second, we have strengthened our capacity to lead through innovation.

For example, in software, we are the leader in web services and SOA, the new architectural model that is reshaping the software industry.

In systems and component technology, we are the leaders in this wholly new, deeply collaborative approach to how technology is created.

In services, we are reinventing the business services industry by leading a shift from labor-based to asset-based approaches, through the intimate integration of advanced science, technology and algorithms into business processes and operations. At the same time, we have exercised great discipline in pursuing contracts and have walked away from opportunities that may have yielded short-term revenue but had what we considered unacceptable financial risk.

Third, we are winning in the marketplace.

IBM is the world leader in middleware, with a 18 percent share; in services, with over 7 percent  share — more than twice the size of our nearest services competitor; and in servers, with a 33 percent share.

Two weeks ago, Gartner  reported that IBM gained ground on Dell and Hewlett-Packard in the server market during the first quarter, with a 19 percent gain in shipments —  faster than the overall pace of the market. And according to a new IDC report, IBM took the number one position in total storage hardware in the fourth quarter of 2005.

We’re out-performing competitors like CA and BEA in enterprise middleware. We are seeing strong demand for our WebSphere products, including application servers,

portals and our business integration products. We’re the market leader in Information Management Services, as well as SOA and web services.

IBM Global Services was recently named by Gartner as a leader in Supply Chain, CRM, Business Intelligence and Offshore Applications Services.

As in past decades, when the IT industry moved from one computing model to another, IBM is again leading the shift to a very different era for our industry. We are putting distance between us and our competitors. We like our competitive position going forward.

+ + + + +

Today’s meeting will begin with a broad-ranging discussion of global integration and its implications by a panel of business leaders and government officials, as well as an expert from the Harvard Business School. I believe our panel will provide a good backdrop for tomorrow’s discussion — and also provoke some stimulating conversations over dinner.

Following our panel, Doug Elix will discuss how we are capturing growth opportunities in the emerging markets of India, China, Russia and Brazil. Joining him are our general managers of each of those country operations.

Then Bob Moffat will describe to you how we are capitalizing on and integrating the skills, economics and scale now available in these markets and throughout the world, and how we are bringing this integrated capability to bear for our clients and for our own productivity and operational effectiveness.

+ + + + +

Let me close with just a few words about the subject of this afternoon’s panel —  global integration.

One of our hopes for this session — beyond giving you a deep dive into IBM’s own globally integrated model and operations — is to spark dialogue about the broader role of global companies in emerging markets. I believe that companies like IBM can and must be a positive force for bridging the gaps between the promise of the developing world and some of today’s thorny realities.

Are there gaps?

We all know there are. For one, there remain serious roadblocks to the full integration of the emerging world.

•                  Will it be a smooth entry and integration with the developed world, or a rough one?

•                  Will India, China and Brazil be successful in extending the benefits and opportunities of their rising middle classes and cities to their large populations of rural poor?

•                  Conversely, will fear and protectionist impulses derail the rich opportunities before us, not just for the creation of new wealth, but for global integration at a deeper level — in the public policy, cultural and environmental realms?

One reason I think it’s especially important for leaders in the developed world — including those who participate in and follow the IT industry — to spend time in India, China and other emerging markets is to recognize that there’s a lot more to these rising economic powers than low-cost labor. This really and truly isn’t about labor arbitrage.

Indian universities are turning out more than 2 million new graduates every year, and it’s still not enough to keep up with the demand for talent.

By the end of this decade, India will have more than 21 million college graduates and the second largest pool of scientists and technology professionals of any country in the world. In an integrated global marketplace, India’s skilled professionals will have an impact well beyond the borders of this country.

On the other hand, developing markets are under enormous pressure to mature as industrial and post-industrial economies. This is visible in issues like intellectual property, security, infrastructure and, in some areas, the rule of law.

We think IBM can play an important role.

IBM was cited in a recent INSEAD study as one of only nine truly global corporations. We believe that we can help emerging regions, not just as a supplier of advanced technology, but as a deeply experienced global institution ... one that has learned over nearly a century what it means to be a progressive world citizen.

These are exciting times, and especially for our company. I believe IBM’s competitive position is strong — along all the dimensions on which a business can compete and lead. This position was hard-won — requiring tough, honest self-examination, an understanding of the fundamental shifts driving our industry, and top-to-bottom actions to remake our company. And that has led not just to more efficient operations, but to a more strategic business model.

Clearly our work is never done, but the headwinds we faced a few years ago are largely behind us. And you are now seeing the benefits of those decisions and actions in our results.

The IBM company is positioned to deliver on our model on a sustainable basis, and we have greater capacity and flexibility to focus on growth and profit opportunities in the decades ahead — here in India, and across an ever-more-integrated world.

Ladies and gentlemen, thank you again for joining us in Bangalore. I hope that these presentations, and your first-hand view of IBM’s operations in India, will enliven your understanding of our company and the exciting times in which we are living.

++++++++++++++

I will now turn the stage over to Hiro Takeuchi, our moderator for the panel discussion on Global Integration.

IBM Global Briefing

Bangalore, India

June 6 & 7, 2006

IBM

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Bangalore, India

Emerging Markets

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Pressure for institutional and enterprise change is building

Supreme court hears patent case last month

House GOP to Try to Block Ports Deal

WASHINGTON, Mar. 8, 2006

Public sector strike talks snag in festering Germany

Reuters, MAR. 21, 2006

French Protesters Pour Into the Streets

PARIS, Mar. 28, 2006

BusinessWeek
CHINA
&INDIA

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Globalization is accelerating

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Globalization expands the pool of skilled workers

India and China have the most cost effective developer pools ...
2005
Labor costs, $ per hour
40
35
30
25
20
15
10
5
0
India
China
Other A.P.
L.A.
Russia
E. Europe
Canada
Japan
U.K.
Other W. Europe
U.S.
Germany
-1,000
1,000
3,000
5,000
7,000
9,000
11,000
13,000
15,000
Quantity: Thousands FTE

...which will expand 3-fold by 2010
2010 est.
Labor costs, $ per hour
40
35
30
25
20
15
10
5
0
India
China
Other A.P.
L.A.
Russia
E. Europe
Canada
Japan
U.K.
Other W. Europe
U.S.
Germany
-1,000
1,000
3,000
5,000
7,000
9,000
11,000
13,000
15,000
Quantity: Thousands FTE

Source: IDC; MGI Labor Database; McKinsey analysis; IBM analysis

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Business model innovation plays prominently…

2006 CEO Study

CEOs Innovation Focus
% points allocated to each innovation path
50%
40%
30%
20%
10%
0
Products, Services, Markets
Operations
Business Model
Organization Structure Changes (66%)
Building Strategic Partnerships (53%)

Source: IBM CEO Survey 2006

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…particularly for outperformers

2006 CEO Study

Innovation Priorities
(operating margin growth CAGR)
% of respondents by innovation priority
100%
80%
60%
40%
20%
10%
Products/ services/ markets
Operations
Business Model
Underperformers
Outperformers

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Enterprise Optimized
Process Optimized
Business Unit Optimized
Internally Integrated
Strategically Partnered
Industry Networked

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Market Opportunity ($B)
CAGR '05-'09
2,000
1,500
1,000
500
0
Solutions
Point Products
2005
2009
9%
Traditional I/T Market Opportunity
Flat

Source: IBM Market Intelligence, 2005

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Market Opportunity ($B)
CAGR '05-'09
Transformation
Solutions
Point Products
2,000
1,500
1,000
500
0
2005
2009
Market Expansion
10%
9%
Flat

Source: IBM Market Intelligence, 2005

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IBM Experience: Emerging Market technology evolution

• Limited Market
• No Growth
• Commodity Products
• Brand Sensitive
• Local SIs
• Software becomes important
• High growth SMB
• Integrated solutions
• Project based
• Financing need
• On Demand
• TCO & ROI based
• Outsourcing becomes prevalent
• Stable growth
• High competitive intensity
• IT % of GDP is high
IT Purchase Behavior
Services
Hardware
Software
Vietnam
Turkey
Russia
India
China
Brazil
Time
Management Style
Entrepreneurial
Growth Management
Corporate Management

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IBM growth is outpacing the market

China

From lab to customer
India

IBM CAGR 03-05	Market Growth 03-05
17%	14%

Brazil

PCWEEK
Russia

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Bangalore, India

IBM

IBM India

Shanker Annaswamy
Country General Manager
IBM India

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IBM Global Briefing

India: Mindshare and growth

Awareness

IBM is the leader in Brand Preference

2005 Brand Preference

Change from 2004
IBM
12 pts
Microsoft
14 pts
Dell
2 pts
HP
8 pts
0%
5%
10%
15%
20%
25%
30%
35%

Source: Unaided Brand Awareness Survey, 2006

Client success

- *$6B opportunity (served)*
- *13% market growth 2006-2009*

INDUSTRY FOCUS

bharti

TATA MOTORS

BHARAT SANCHAR NIGAM LTD

3

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IBM Global Briefing
Bangalore, India

IBM China

Henry Chow
General Manager
IBM Greater China

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IBM Global Briefing
IBM

China: Mindshare and growth

Share & Awareness

Market Share

Brand/Rankings	1#	2#	3#	4#	5#
Server	IBM	HP	Dell	Sun	Lenovo
Storage	IBM	HP	EMC	Dell	Sun
Middleware	IBM	Oracle	BEA	Microsoft	Veritas
Tech. Services	IBM	HP	Huawei	Sun	Digital China
SO	IBM	CE Dongli	HP	Accenture	CSC

财富
FORTUNE
中国
最受赞赏
的公司

Source: IDC 4Q05 Tracker – Factory Revenue Final

Opportunity

- $19B opportunity (served)
- 12% market growth 2006-2009

INDUSTRY FOCUS

- Banking
- Telco
- GMB
- Government
- Healthcare
- Insurance
- Industrial
- Distribution

中国农业银行 AGRICULTURAL BANK OF CHINA

B&Q 百安居

中国电信 CHINA TELECOM

中国工商银行

中国移动通信 CHINA MOBILE

中国石油化工股份有限公司 CHINA PETROLEUM & CHEMICAL CORPORATION

3

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IBM Global Briefing
Bangalore, India

IBM

IBM Russia

Kirill Korniliev
General Manager
IBM Eastern Europe/Asia

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IBM Global Briefing

Russia: Mindshare and growth

Awareness

PRINT
редис
компания
особенная компания
TV
что делает Вас особенным?
что делает Вас особенным?

Opportunity

- ***$7B opportunity (served)***
- ***10% market growth 2006-2009***

INDUSTRY FOCUS

- ***Oil and Gas***
- ***Government***
- ***Communications***
- ***Banking***
- ***SMB***

РЖД

БАНК РОССИИ

ТНК-ВР

Билайн

СНГ ОТКРЫТОЕ АКЦИОНЕРНОЕ ОБЩЕСТВО СУРГУТНЕФТЕГАЗ

Пенсионный Фонд Российской Федерации

3

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IBM Global Briefing
Bangalore, India

IBM Brazil

Rogerio M Oliveira
Country General Manager
IBM Brazil

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Brazil: Mindshare and growth

Share & Awareness

Market Share

	All Servers	Storage	Middleware	IT Services
1st	IBM	IBM	IBM	IBM
2nd	hp	EMC²	ORACLE	accenture
3rd	DELL	hp	ca	EDS

IBM leader in Brand Recognition

4Q04 Unaided Awareness

41%
37%
35%
19%
14%
IBM
Microsoft
hp
DELL
ORACLE

Client Success & Opportunity

- *$10B opportunity (served)*
- *7% market growth 2006-2009*

INDUSTRY FOCUS

Finance
SMB
Government

Whirlpool
MICHELIN
ABN·AMRO
CASAS BAHIA
SulAmérica
21 Embratel
BANCO DO BRASIL
BankBoston

3

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Emerging Markets Panel Discussion

Henry Chow
General Manager, IBM Greater China

Kirill Korniliev
General Manager,
IBM Eastern Europe/Asia

Shanker Annaswamy
Country General Manager, IBM India

Rogerio Oliveira
Country General Manager, IBM Brazil

4

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Start 34 below

IBM Global Briefing
Bangalore, India

Global Integration

Bob Moffat
Senior Vice President
Integrated Operations, IBM

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IBM Global Briefing

Global Integration to Meet Productivity Objectives

2005 Cost/Expense ($79B)

Go-to-Market Sales
Productive Growth
Service Delivery
10-15% Productivity
($1-2B)
Global Support
Functions
10-15% Productivity
($1B+)
Supply Chain
$3-5B+ Cost Takeout
Net Development
Patents & Products

Yields:

6

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IBM Global Briefing

Meeting Productivity Objectives

2005 Cost/Expense ($79B)

Go-to-Market Sales
Productive Growth
Service Delivery
10-15% Productivity
($1-2B)
Global Support
Functions
10-15% Productivity
($1B+)
Supply Chain
$3-5B+ Cost Takeout
Net Development
Patents & Products

Integrated Supply Chain

7

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IBM Global Briefing

Meeting Productivity Objectives

2005 Cost/Expense ($79B)

Go-to-Market Sales
Productive Growth
Service Delivery
10-15% Productivity
($1-2B)
Global Support Functions
10-15% Productivity
($1B+)
Supply Chain
$3-5B+ Cost Takeout
Net Development
Patents & Products

Global Support Functions

8

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IBM Global Briefing
Bangalore, India

End User Services

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IBM

End User Services

Edmonton
North York
Boulder
Toronto
Fishkill
Raleigh
Manchester
Bratislava
Dublin
Brno
Erfurt
Okinawa
Shenzhen
Bangalore
Kuala Lumpur
Singapore
São Paulo
Hortolândia
South Africa
Buenos Aires
Ballarat

- **14K Employees**

3

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Cost
Problem Avoidance
Technology / Proactive
Desktop Management
End User Resolution
Self Enablement Tools
Remote Resolution
Service Desk / Centralized
Technical Support
Hands-on Resolution
Deskside / Onsite Support
Incident Volume
Knowledge
Tools
Skills
Traditional Model
IBM Model
Duration to Resolution

4

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IBM Global Briefing

Total Delivery Cost

Facilities
Network
Hardware and Software
Labor

Labor Cost by Competency

End User Services
Server Systems Operations
Security, Asset and Risk Management
Network Services

3

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IBM Global Briefing
IBM

Capitalizing on Expertise of Global Research Team

- User Interface Design
- Collaboration Tools
- Data Mining
Almaden
Austin
- Policy-based Management
- Systems Design
Yorktown
- Usage Scenarios Modeling
- Process Modeling and Tools
- IT Automation and Integration
- Mathematical Optimization
- Autonomic System Management
- Scalable Workflow Systems
- Security
- IT Compliance Tools
Zurich
- Process Modeling
- Workforce Planning
- Resiliency
- IT Management Tools
Delhi
Bangalore
Haifa
-Virtualization
- Workforce Scheduling Tools
- Distributed Systems
- Advanced Tools
Tokyo
Beijing
- Process Modeling Tools
- Service Oriented Architecture

5
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IBM Global Briefing

IBM Network of Strategic Outsourcing Delivery Centers

Bratislava
Boulder
Dublin
Székesfehérvár
Brno
Shenzhen
Bangalore
Hortolândia
Johannesburg
Buenos Aires

6

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IBM Global Briefing
Bangalore, India

IBM

Assembling and Deploying Global Teams: Professional Marketplace

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Managing/Deploying Global Business Services Resources Faster and More Efficiently

Postings
Preliminary
Final
Job Requisition: 003019
Screening Criteria
Status: 070-Offer
Date Opened: 04/25/2005
Position:
Department: XIMA47 XIMA47 - ECAT COMMODITY MANAG
Business Unit: IBM Global Services
Job Code: 043942
Final Screening Results
Customize | Find | View All | First 1-3 of 3 Last
Disposition
Requirements Matched
Route Comments Applicant ID Application Date Name Disposition Total Points Type Cost Organization Date Entered
Comments 0A3783897 03/21/2005 Lunden,Joan 070-Offer 26 Int/NR $156.00 D2GA07 03/21/2005
834998897 03/18/2005 Happy,Howard 040-Pass Screening 23 Int $156.00 V25A23 03/18/2005
A0004361 03/16/2005 Carr,Jed 040-Pass Screening 23 Ext 03/16/2005
Route To
Save
Return to Search
Next in List
Previous in List
Postings | Preliminary | Final

- Full visibility of global talent pool; IBM and network of suppliers
- Dynamic searches based on skill, availability and cost
- Engagements staffed 20% percent faster
- Ability to weigh staffing alternatives to improve profitability

3

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IBM Global Briefing

Bangalore, India	[LOGO]

June 6 & 7, 2006

1

[LOGO]

IBM Global Briefing
Bangalore, India

Emerging Markets

Doug Elix

Senior Vice President & Group Executive

IBM Sales & Distribution

2

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.

In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), these and the other materials presented during this event will include certain additional non-GAAP information.

The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/global0606/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

3

Three convergences are driving the global economy

•                  The “ten flatteners” converged to create a web-enabled playing field for collaboration in real time.

•                  Three billion people in China, India, Russia, Eastern Europe and Latin America entered the global economy

•                  Vertical organizational silos converged to create new process horizontal collaboration.

[GRAPHIC]

The Ten Flatteners

1. Berlin Wall Falls	A global view appears
2. Netscape IPO	Overinvestment in fiber optics
3. Workflow	Java enterprise architecture
4. Outsourcing	Shift work and activities
5. Offshoring	Shift entire operation
6. Open-Sourcing	Collaboration
7. Insourcing	UPS takes over logistics
8. Supply-Chaining	Wal-Mart’s speciality
9. Informing	Search from Google, Yahoo, etc.
10. The Steroids	Wireless access and VoIP

4

Pressure for institutional and enterprise change is building

Supreme court hears patent case last month			House GOP to Try to Block Ports Deal
Washington, Mar, 8, 2006

[GRAPHIC]		[GRAPHIC]	[GRAPHIC]

French Protesters Pour Into the Streets			Public sector strike talks snag in festering Germany
PARIS, Mar, 28, 2006			Reuters, MAR, 21, 2006

[GRAPHIC]	[GRAPHIC]		[GRAPHIC]	[GRAPHIC]

5

Globalization is accelerating

Global Resources	Global Production

Enabling Culture and Legal Systems

Global Infrastructure

6

Globalization expands the pool of skilled workers

India and China have the most cost effective developer pools...	...which will expand 3-fold by 2010

[CHART]	[CHART]

Source:   IDC; MGI Labor Database; McKinsey analysis; IBM analysis

7

Globally integrated business is on the rise

	Insular	Globally Integrated
World View	National Engine - US, Japan, Europe Protectionist	Global Engine - China, India, Emergent Free Trade
Boundaries	Vertically Integrated Non-porous	Focused on Core Multi-firm Value Net
Modus Operandi	Plan and Push Hierarchical	Collaborate and Pull + Self-organizing
Processes	Enterprise Integration Complex Hardwired	Inter-enterprise Integration Modular Reconfigurable
Human Capital	Traditional Demographics Internal	Global Demographic Shift Open to external talent
Technology	Proprietary Silos Enterprise	Open Standards-based Interoperable + Inter-enterprise

Source: “Information Technology & Competitive Advantage”, New Paradigm Learning Corporation, 2005

8

Business model innovation plays prominently…

2006 CEO Study

[CHART]

Source: IBM CEO Survey 2006

9

…particularly for outperformers

2006 CEO Study

[CHART]

“The business model we choose will determine the success or failure of our strategy.”

“Products and services can be copied, the business model is
the differentiator.”

“Our greatest focus is on business model innovation, which is where the greatest benefits lie.”

Source: IBM CEO Survey 2006; Outperformers have operating margin growth above the median of all enterprises and underperformers are below

10

Componentization frees the enterprise for global collaboration and skill location

[GRAPHIC]

Source: IBM Institute for Business Value analysis; IBM analysis 2002-2006

11

Within the traditional IT market opportunity, Solutions will grow significantly faster than point products

[CHART]

Source: IBM Market Intelligence, 2005

12

Business Performance Transformation provides market expansion opportunity at a high growth rate

[CHART]

Source: IBM Market Intelligence, 2005

13

IBM Experience: Emerging Market technology evolution

[GRAPHIC]

14

IBM growth is outpacing the market

[GRAPHIC]

Source: Global Market View Data, IT Market Served by IBM Solutions, 2006; without PCs, @ constant currency

15

IBM in Emerging Countries

India	China

•      First in India in 1951

•      New joint venture in 1992

•      $510M revenue in 2005

•      43,000 IBM employees

•      Largest employer of any global IT company in the country

•      Leader in served markets in the country

•      Broad capabilities from research and innovation to delivery and hosting

•      First in China in 1938

•      Wholly-owned subsidiary in 1992

•      $1.5B revenue in 2005

•      8,000 IBM employees

•      Best Employer

•      Leader in innovation with large research and development presence

•      Partnerships with 50+ universities

Russia	Brazil

•      First in Russia in 1974

•      Wholly-owned subsidiary in 1991

•      $250M revenue in 2005

•      600 IBM employees

•      Competence Centers for Linux, Oil & Gas, Telco

•      Strategic partner/supplier for Joint Supercomputer Center

•      Relationships with top 10 Russian universities

•      First in Brazil in 1917

•      Branch office opens in Sao Paulo in 1931

•      $1.5B revenue in 2005

•      8,000 IBM employees

•      Leader in brand recognition

•      Market leader in all servers, middleware and IT Services

•      Global customer support

IBM Revenue without PCs

16

IBM Global Briefing	[LOGO]
Bangalore, India

IBM India

Shanker Annaswamy

Country General Manager

IBM India

© 2006 IBM Corporation

17

India : Skills and capabilities

Innovation	Execution

•      Research

•      Technical research on IM, Software Engineering and Systems Management

•      Global Services Innovation Research Centre

•      Collaborating with Asian clients on Innovation Projects

•      Software Laboratory

•      Development lead for middleware, tools and data base

•      Technical enablement for broad client base across India and AP

•      Engineering & Technology Services

•      VLSI, embedded software development / deployment

•      Global Business Solutions Center

•      Global development and re-use of industry solutions

•      Domestic Market Sales

•      No 1 position in all hardware segments

•      Services market leadership

•      Innovating to establish Software leadership

•      Application Service

•      End-to-end application design, build and maintenance support for global clients

•      CMM / CMMI Level 5 & PCMM Level 5 Certifications

•      Six Sigma Certification

•      700+ global clients

•      Global Service Delivery Center

•      End-to-End Infrastructure Services for global clients

•      Business Transformation Outsourcing

•      Business process support for global clients

18

India:  Mindshare and growth

Awareness	Client success

IBM is the leader in Brand Preference	• $6B opportunity (served) • 13% market growth 2006-2009
[CHART]
INDUSTRY FOCUS

	Banking BPO Retail IT Services Auto Comps Telecom Electronics Pharmacy	[LOGO]

Source: Unaided Brand Awareness Survey, 2006	Source: IBM GMV 1H06, excluding PCs, 2004 Fx rates

19

IBM Global Briefing	[LOGO]
Bangalore, India

IBM China

Henry Chow

General Manager

IBM Greater China

© 2006 IBM Corporation

1

China: Skills and capabilities

Innovation	Execution

•      China Research Lab

•      Established in 1995 — Beijing

•      Industry solutions, eCommerce, Natural Language Processing, Speech Technology

•      China Development Lab

•      Established in 1999 — Beijing

•      3 areas: Software, Systems & Technology and Services (SOA&LBS)

•      Linux, Development & Testing, and Solutions

•      China Business Innovation Center

•      Established in 2006

•      Showcase IBM business and solution innovation leadership and facilitate collaborative innovation with clients

•      Ecosystem

•      Built and supported a network of 1000 Business Partners

•      Talent Programs

•      Intensive technical & professional training and development; diversity programs

•      University Partnership

•      Partnership with 50 + leading universities in China to develop future IT and business leaders

•      Domestic Sales

•      Greater China Group Headquarters

•      2 major sales branches

•      12 remote sales branches

•      3 new sales branches opened in 2005

•      4 new sales branches planned in 2006

•      Largest supplier of Systems, Storage and Services

•      Domestic Infrastructure

•      5 wholly-owned subsidiaries and 4 joint ventures in manufacturing, services and leasing

•      200+ services centers across China

•      China System Center: Testing of performance benchmarks, proof-of-concept, migrating, training

•      Global Delivery Centers

•      IBM Solution and Services Company

•      1480 people in 5 locations for solution  development and deployment for north Asia; strategic AP BTO

•      Global Integrated Supply Chain

•      IBM Procurement China Co.

•      Manages IBM global supply chain

2

China: Mindshare and growth

Share & Awareness						Opportunity

Market Share						• $19B opportunity (served)
• 12% market growth 2006-2009
Brand/Rankings	1#	2#	3#	4#	5#
INDUSTRY FOCUS
Server	IBM	HP	Dell	Sun	Lenovo
Storage	IBM	HP	EMC	Dell	Sun	• Banking
Middleware	IBM	Oracle	BEA	Microsoft	Veritas	• Telco
Tech. Services	IBM	HP	Huawei	Sun	Digital China	• GMB
SO	IBM	CE Dongli	HP	Accenture	CSC	• Government	[LOGO]
• Healthcare
[GRAPHIC]						• Insurance
• Industrial
• Distribution

Source: IDC 4Q05 Tracker – Factory Revenue Final						Source: IBM GMV 1H06, excluding PCs, 2004 Fx rates

3

IBM Global Briefing	[LOGO]
Bangalore, India

IBM Russia

Kirill Korniliev

General Manager

IBM Eastern Europe/Asia

© 2006 IBM Corporation

1

Russia: Skills and capabilities

Innovation	Execution

•      IBM in Russia since 1974

•      First mainframe shipped to Ministry of Chemical Industry

•      First company in IT sector in Russia which was 100% international vendor

•      Linux Center of Competence opened in 2004

•      IBM Innovation Center opened in 2004

•      Oil and Gas Center of Competence opened in 2005

•      OSS Telco Center of Competence opened in 2005

•      Operations in Russia and 10 former Soviet Union (FSU) countries

•      Accredited offices in:

•      Ukraine (Kiev)

•      Kazakhstan (Alma-Aty)

•      Uzbekistan (Tashkent)

•      Belarus, Georgia; Armenia; Azerbaijan; Turkmenia; Tadjikistan; Kyrgizia

•      Office in Moscow and direct presence in Russia regions:

•      North-West (St. Petersburg)

•      Urals (Ekaterinburg)

•      Volga (Samara)

•      South (Rostov-Don)

•      Siberia (Kras’noyarsk)

•      Tatarstan (Kazan)

2

Russia: Mindshare and growth

Awareness	Opportunity

[GRAPHIC]	• $7B opportunity (served)
• 10% market growth 2006-2009

INDUSTRY FOCUS

	• Oil and Gas • Government • Communications • Banking • SMB	[LOGO]

Source: IBM GMV 1H06, excluding PCs, 2004 Fx rates

3

IBM Global Briefing	[LOGO]
Bangalore, India

IBM Brazil

Rogerio M Oliveira

Country General Manager

IBM Brazil

© 2006 IBM Corporation

1

Brazil : Skills and capabilities

Innovation	Execution

•      Linux Technology Center

•      Two labs in Brazil (Hortolandia and Campinas)

•      One of the five largest in the world

•      IBM Innovation Center

•      Only Innovation Center in Latin America

•      Test and optimize Partner applications

•      Expertise in pervasive, autonomic and Grid computing

•      IBM Technology Leadership Council

•      Provide technical leadership to IBM Brazil

•      Works closely with IBM Academy of Technology

•      Accessibility Center

•      Offers solutions to people with disabilities

•      Ecosystem Initiative

•      On-demand business model managed through partnerships.

•      IBM technology to mid-market by forging strong relationship and alliances with key ISVs and SIs

•      Domestic Sales

•      No. 1 position in Hardware, Software  (middleware) and IT services

•      Global Application Service

•      Support global clients in application maintenance and ERP implementation

•      CMM/CMMI Level 5 and PCMM level 5 certified

•      Global Service Delivery Center

•      End-to-end infrastructure services for global clients

•      Global Command Center

•      Command tower for all outsourcing operations that Brazil provides for customers within the country and throughout the world

•      Business Transformation Outsourcing

•      Business process support for global clients

•      IBM Bank

•      Finances Hardware, Software and Service contracts, including consultancy.

2

Brazil:  Mindshare and growth

Share & Awareness	Client Success & Opportunity

Market Share	• $10B opportunity (served)
• 7% market growth 2006-2009
[GRAPHIC]

INDUSTRY FOCUS
IBM leader in Brand Recognition
4Q04 Unaided Awareness	Finance
SMB
[CHART]	Government
[LOGO]
Source: IDC (LA Server, Storage, OC and SW Trackers; LA IT Services
Source: Brand Leadership Tracking 1W05	Source: IBM GMV 1H06, excluding PCs, 2004 Fx rates

3

Emerging Markets Panel Discussion

Henry Chow General Manager, IBM Greater China		Kirill Korniliev General Manger, IBM Eastern Europe/Asia

[GRAPHIC]	[LOGO]	[GRAPHIC]	[LOGO]

Shanker Annaswamy Country General Manager, IBM India		Rogerio Oliveira Country General Manger, IBM Brazil

[GRAPHIC]	[LOGO]	[GRAPHIC]	[LOGO]

4

IBM Global Briefing

Bangalore, India	[LOGO]

June 6 & 7, 2006

1

Our Revenue and Profit Growth Model

Revenue Growth Model

Base Revenue	2% - 3%

Emerging Markets contribute beyond domestic business with WW/Global missions and resources:

•      Global Service Delivery Center

•      Global Application Service

•      Global Command Center to support outsourcing operations

•      Global BTO support for Global Clients

•      Global Integrated Supply Chain (Procurement)

Growth Initiatives
• Business Transformation	1%
• Emerging Markets	1%
• New Markets	1%

Acquisitions	1% - 2%

Total Revenue	6% - 8%

Profit Growth Model	8% - 10%

EPS Growth Model	10% - 12%

2

Key thoughts

•                  Accelerating globalization is driving globally integrated enterprises, institutional change and the expansion of skilled worker pools.

•                  CEOs are leveraging this new global landscape to lead business model innovation resulting in significant improvement in financial performance.

•                  The imperative to innovate is driving an expansion of high-growth opportunities such as Solutions and Business Performance Transformation.

•                  IBM’s emerging market presence has a strong history and we have been practicing a global business model, supported by a global employment model, for decades.

•                  Emerging markets contribute beyond domestic business with worldwide global missions and resources.

3

IBM Global Briefing

Bangalore, India	[LOGO]

June 6 & 7, 2006

4

IBM Global Briefing
Bangalore, India	[LOGO]

Global Integration

Bob Moffat

Senior Vice President

Integrated Operations, IBM

© 2006 IBM Corporation

5

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.

In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), these and the other materials presented during this event will include certain additional non-GAAP information.

The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/global0606/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated today.

6

Global Integration Supports IBM Business Model

•                  IBM has unmatched global capabilities

•                  We are globally integrating these capabilities to enhance competitiveness and enable growth

•                  We are confident in our ability to deliver on a sustained basis three points of Earnings Per Share (EPS) growth from productivity

7

Global Integration Has Two Important Elements

•                  Deep Local Roots

•                  The experience of running a business in different markets

•                  Leveraging that experience to drive growth

•                  Global Operations

•                  Access to talent and skills; integrated globally to enable growth

•                  Doing work where it most effectively and efficiently can be done

•                  Transformed business processes – componetized, simplified, standardized and global

•                  Technology and process to automate workflows; improve speed and  responsiveness while dramatically lowering cost

8

Global Integration to Meet Productivity Objectives

2005 Cost/Expense ($79B)	Yields:

[CHART]	• Enhanced competitiveness • Investments to transform; enable growth • Offset labor cost increases • Three Points of Earnings Per Share (EPS) Growth YTY ($300- 400M)

9

Meeting Productivity Objectives

2005 Cost/Expense ($79B)	Integrated Supply Chain

[CHART]	• Significant Annual Cost Takeout ($3-5B annually) from: • Optimized Sourcing • Supplier Management • Product Design • Process Discipline

10

Meeting Productivity Objectives

2005 Cost/Expense ($79B)	Global Support Functions

[CHART]

•                  Establishing Centers of Excellence

1,000+ Accountants in centers in Malaysia, Slovakia, Hungary, Argentina and Raleigh

Staffing Centers of Excellence to streamline on-boarding process

•                  HR Investing in Learning Infrastructure in China/India to enhance skills

•                  “Deal Hubs” optimizing pre-sales support for improved “win rates”

11

IBM Global Briefing

Bangalore, India	[LOGO]

June 6 & 7, 2006

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IBM Global Briefing
Bangalore, India	[LOGO]

End User Services

Arvinder Surdhar

Vice President

Global End User Services,

Integrated Technology Delivery, IBM

© 2006 IBM Corporation

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End User Services

[GRAPHIC]

•                  14K Employees

• evenly divided between local and remote services

•                  21 Global Call Centers Handle 3M Call a Month

•                  Support 4M End Users in 26 Languages

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IBM Model: Moving Right to Left

Lowering Costs and Improving Service Levels

[CHART]

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IBM Global Briefing

Bangalore, India	[LOGO]

June 6 & 7, 2006

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IBM Global Briefing
Bangalore, India	[LOGO]

Reinventing Service Delivery For
Strategic Outsourcing

William Ireland

Director

Global Service Delivery Center, India, IBM

Krishna Nathan

Vice President of Services & Director
IBM Zurich Research Lab

© 2006 IBM Corporation

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Managing Labor Cost in Strategic Outsourcing
Delivery is Critical to Competitiveness

Total Delivery Cost	Labor Cost by Competency

[CHART]	[CHART]

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Leveraging IBM Research to Create Unique Capabilities That Will Allow us to:

•                  Optimize Resource Allocation

•                  Optimization techniques to dynamically determine best allocation of skills to operational task at hand

•                  Scale Operations Without Scaling Labor Force

•                  Labor to technology transformation through automation of IT management tasks

•                  Create a Virtual and Resilient Infrastructure

•                  Separate workforce, process, tools, computing environment and infrastructure

•                  Seamless fail-over, improved responsiveness, resilient global delivery

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Capitalizing on Expertise of Global Research Team

[GRAPHIC]

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IBM Network of Strategic Outsourcing Delivery Centers

[GRAPHIC]

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IBM India Has Unmatched Capabilities

[GRAPHIC]

•                  Launched new technology and processes in Bangalore

•                  Full service IT operations not just monitoring for more than 225 clients worldwide

•                  Providing high-value complex services

•                  Security and Network Operations

•                  Server and Storage Management

•                  Hosting

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IBM Global Briefing

Bangalore, India	[LOGO]

June 6 & 7, 2006

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IBM Global Briefing
Bangalore, India	[LOGO]

Assembling and Deploying Global Teams: Professional Marketplace

Dan D’Elena

Vice President

Workforce Optimization, Global Business Services

© 2006 IBM Corporation

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•                  Dynamic searches based on skill, availability and cost

•                  Engagements staffed 20% percent faster

•                  Ability to weigh staffing alternatives to improve profitability

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IBM Global Briefing

Bangalore, India	[LOGO]

June 6 & 7, 2006

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IBM Global Briefing
Bangalore, India	[LOGO]

Summary

•                  IBM has unmatched global capabilities

•                  We are globally integrating these capabilities to enhance competitiveness and enable growth

•                  We are confident in our ability to deliver on a sustained basis three points of Earnings Per Share (EPS) growth from productivity

© 2006 IBM Corporation

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IBM Global Briefing

Bangalore, India	[LOGO]

June 6 & 7, 2006

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Our Developers

•                  26K Developers

•                  12% increase in emerging markets last year

•                  Expected to nearly double in 2006

•                  World’s largest concentration of Java, SOA and RFID skills

•                  40% of IBM patents are in software

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Our Engineers

•                  Largest globally integrated team of chip and systems engineers in the industry

•                  Added nearly 1,000 in emerging markets in last 18 months

•                  22 IBM Fellows & 158 Distinguished Engineers

•                  1,500 Patents

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Global Developer Community

•                  Largest and fastest-growing, adding nearly a million new developers a year

•                  5.2 million over five years; more than Microsoft is under 1/3 the time

•                  60% of growth from emerging markets

•                  335,000 developers in India

•                  238% growth in China last year

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Linux Technology Centers

•                  Largest single contributor to Linux Open Source community

•                  ~900 developers; 150 projects; 500 patents donated

•                  Doubled investment in emerging markets last year

•                  IBM Linux sales grew 75%

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Our Professionals

•                  200,000 technology and business experts

•                  Half of employees have been with IBM for 5 years or more

•                  Grew by 5x in emerging markets over the last 5 years

•                  India grew by 10x

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IBM Research

•                  3,200 researchers

•                  75% with advanced degrees

•                  5 Nobel Laureates

•                  8 inductees in National Investors Hall of Fame

•                  India Research Lab to grow ~30% this year

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ATTACHMENT II

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IBM Global Briefing	[LOGO]

Bangalore, India

Non-GAAP Supplementary Materials
June 6, 2006

© 2006 IBM Corporation

Non-GAAP Supplementary Materials

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company also discussed the following non-GAAP information which management believes provides useful information to investors.

Constant Currency

Management refers to growth rates at constant currency or adjusting for currency so that the business results can be viewed without the impact of changing foreign currency exchange rates, thereby facilitating period-to-period comparisons of the Company’s businesses performance. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.

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Divested PC Business

On April 30, 2005, IBM sold its PC business. Management believes that it is important to investors to understand the financial results of the company adjusted for the impact of its divested PCD operations in order to show IBM’s results on a comparable basis year-to-year, and to best present ongoing operational performance. Accordingly, management has presented certain financial results excluding the effects of the PC business.

Consistent with the company’s management system, its reportable segments include transactions between segments that are intended to reflect an arm’s-length transfer price and include intercompany profit. Management believes that a more appropriate measure of the financial impacts that the divestiture of the PC business has on IBM’s consolidated financial results should exclude any revenues associated with internal sales and intercompany profits, which are eliminated in consolidation. Accordingly, the results of the PC business have been adjusted from the reported PC segment. The basis for these adjustments are to give effect to intercompany and certain allocated expenses and the adjusted results are intended to display the impact on the IBM consolidated results on a basis comparable to which the company operates post-PC divestiture which management believes is meaningful and useful to investors.

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Management View of Cash Flow

Management includes a presentation of cash flows that excludes the effect of Global Financing Receivables and subtracts net capital investments from Net Cash from Operations.  For a financing business, increasing receivables is the basis for growth.  Receivables are viewed as an investment and an income-producing asset. Capital investments are necessary to grow and sustain the business. Therefore, management presents financing receivables as an investing activity, which currently has the effect of lowering cash from operations, and net capital investments as a reduction of Net cash from Operations.  Management’s view is that this presentation gives the investor the best perspective of cash available for new investment, in addition to our capital expenditures, or for distribution to shareholders.

Stock-based Compensation

Additionally, certain financial results have been restated to reflect the company’s adoption of expensing of stock based compensation in 2005. However, given certain data limitations, selected financial results (e.g. cash flows from operations in 1999) have been presented without the effects of equity compensation.

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Reconciliation of 2005 Revenue and Revenue Growth in Emerging Countries, excluding PCs

$ in Millions	Excluding PCs	As Reported

Brazil	$1,533	$1,580

China	$1,476	$1,713

India	$510	$575

Russia	$250	$267

Total Emerging Countries Revenue Growth Rate	23%	(2)%

The above serves to reconcile the Non-GAAP financial information included in Sam Palmisano’s Welcome Remarks and Slide 16 of Doug Elix’s “Emerging Markets” Presentation. See Slides 2 and 3 of this presentation for additional information on the use of these non-GAAP financial measures.

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Reconciliation of CAGR, excluding effects of PCs, and at Constant Currency

2003-2005

CAGR, excluding PCs, and at Constant Currency	17%

Effects of PCs and Currency	(11)%

CAGR	6%

The above serves to reconcile the Non-GAAP financial information on Slide 15 of Doug Elix’s “Emerging Markets” Presentation. See Slides 2 and 3 of this presentation for additional information on the use of these non-GAAP financial measures.

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Reconciliation of Management View of Cash Flow

$ in Billions	1999*	2000	2001	2002	2003	2004	2005

Management View of Cash Flow	5.9	6.7	6.8	5.9	8.7	9.1	9.6

Plus: Global Financing Receivables	(1.7)	(2.5)	2.0	3.3	1.9	2.5	1.8

Less: Capital Expenditures, net	(4.8)	(4.3)	(4.9)	(4.6)	(3.9)	(3.7)	(3.5)

Net Cash from Operations, as reported	$9.0	$8.6	$13.7	$13.8	$14.5	$15.3	$14.9

* Does not include effects of equity compensation expensing. See Slide 4 of this presentation for additional information.

May not add due to rounding

The above serves to reconcile certain Non-GAAP financial information regarding management’s view of cash generated from reported revenues, included in Sam Palmisano’s Welcome Remarks. See Slide 4 of this presentation for additional information on the use of these non-GAAP financial measures.

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